Earnings Conference Call 2nd Quarter 2025 July 31, 2025 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions or actions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures and contractual obligations for, utility infrastructure, including the impacts of inflation, price volatility (including due to tariffs), supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment, interest rates, and tariffs, on items such as operations and capital investments and changes in customer demand; • The rapid addition of new industrial and commercial customer load and the volatility and timing of such new load demand, resulting in increased risks and costs of power demand potentially exceeding available supply; • The potential financial impacts of industrial customers not meeting forecasted power usage ramp rates or volumes; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends; and • Changing market dynamics due to the emergence of day ahead or other energy and transmission markets in the western United States and surrounding regions. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law. 2

Presenting Today Amy Shaw IDACORP Vice President of Finance, Compliance & Risk Brian Buckham IDACORP Senior Vice President, Chief Financial Officer & Treasurer Lisa Grow IDACORP President & Chief Executive Officer John Wonderlich IDACORP Investor Relations Manager 3

IDACORP Earnings Performance Three months ended June 30 Six months ended June 30 2025 2024 2025 2024 Net income (thousands) $ 95,781 $ 89,520 $ 155,428 $ 137,693 Weighted average common shares outstanding – diluted (thousands) 54,380 52,236 54,249 51,519 Diluted earnings per share $ 1.76 $ 1.71 $ 2.87 $ 2.67 4

Growing Load and Customer Growth 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2025 IRP 8.3% 5.1% 2.7% 1.9% 2023 IRP 5.5% 3.7% 2.1% 1.8% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2025 IRP Load Forecast(1) vs. Prior IRPs (1) Included in the above table are the load forecast assumptions in the 2025 IRP filed in June 2025 – note the growth period shown above is for the 2025-2029 time period. 2.5% (Year-over- year) Idaho Power Customer Growth 600,000 610,000 620,000 630,000 640,000 650,000 660,000 2021 2022 2023 2024 2025 Twelve Months Ended June 30, 2025 5

Large-Load Customer Construction Site 6

Boardman-to-Hemingway Broke ground in June of 2025 • OPUC, IPUC, and WPSC granted respective certificates of public convenience and necessity • Idaho Power’s interest in Boardman-to-Hemingway (B2H) is ~45% • Long-term transmission service commitment to Bonneville Power Administration’s customers across southern Idaho included in agreement • In-service date expected in late-2027 7

2025 IRP Preferred Portfolio and Action Plan* *The table above comes from the 2025 IRP page 5. Link: 2025 Integrated Resource Plan • Flexible Resources Needed – 450 MW of new gas in 2029 and 2030 • Additional Capacity Resources Needed – 355 MW of peak capacity resources in 2028 and 2029 • Continued Need for Transmission – B2H and SWIP-N needed in preferred portfolio 8

2025 IRP System Peak Forecast* *The graph above comes from the 2025 IRP Appendix A Sales and Load Forecast page 10. Link: 2025 Integrated Resource Plan Appendix A: Sales and Load Forecast9

RFP Update(1)(2) Year Owned Contracted CEYW(3) 2023 120 MW BESS None 40 MW Solar 2024 96 MW BESS 100 MW Solar None 2025 80 MW BESS 150 MW BESS 200 MW Solar 2026 250 MW BESS 200 MW Market Purchase 125 MW Solar 2027 300 MW Wind 300 MW Wind; 100 MW Solar; 100 MW BESS 320 MW Solar 2028 Final shortlist acknowledged by OPUC March 2025 2029 Final shortlist submitted to OPUC July 2025 (1)Distribution site battery storage is excluded. (2) More information on the 2028 and Beyond RFP is available on Idaho Power’s website (Request for New Resources - Idaho Power). (3)Clean Energy Your Way. (4) Final Short List submitted to OPUC for acknowledgment. More information on the 2028 and Beyond RFP is available on Idaho Power’s website (Request for New Resources - Idaho Power) and the OPUC website under Docket No. UM2317 State of Oregon: Public Utility Commission of Oregon. Technology Structure 167 MW gas Self-Build 200 MW solar + 100 MW BESS PPA/BSA 200 MW solar Asset Purchase 200 MW BESS BSA 149 MW solar Asset Purchase 20 MW LDES Self-Build 60 MW BESS Self-Build 200 MW BESS BSA 300 MW solar PPA 200 MW wind PPA 215 MW BESS Asset Purchase/BSA 115 MW BESS Self-Build 10 2029+ RFP Final Short List(2)(4) Technology Structure 300 MW solar Asset Purchase 80 MW solar PPA 149 MW solar PPA 178.6 MW wind Benchmark/Asset Purchase 400 MW solar PPA 150 MW BESS Asset Purchase 100 MW BESS BSA 2028 RFP Final Short List(2)(4)

Idaho General Rate Case • Filed with the IPUC on May 30, 2025 • Rates requested to become effective January 1, 2026 • Request includes: – Increase of $199.1 million, or 13.09%, in total Idaho-jurisdictional revenue – 10.4% Idaho-jurisdiction ROE and a 51% equity ratio – Authorization to establish a tracking mechanism for incremental depreciation and interest expense – Authorization to designate additional ADITCs for investment tax credits earned through 2028 as eligible for revenue sharing mechanism, with a $75 million annual cap 11

Comparing Q2 2024 to Q2 2025 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) Net Income – For the Three Months Ended June 30, 2024 $ 89.5 Increase (decrease) in Idaho Power net income: Retail revenues per megawatt-hour (MWh), net of power cost adjustment mechanisms $ 8.8 Customer growth, net of associated power supply costs and power cost adjustment mechanisms 6.0 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms and fixed cost adjustment mechanisms 5.5 Other operations and maintenance (O&M) expenses (11.1) Depreciation and amortization expense (6.4) Other changes in operating revenues and expenses, net (5.6) Decrease in Idaho Power operating income (2.8) Non-operating expense, net (7.0) Additional accumulated deferred investment tax credits (ADITC) amortization 9.8 Income tax expense, excluding additional ADITC amortization 5.5 Total increase in Idaho Power net income 5.5 Other IDACORP changes (net of tax) 0.8 Net Income – For the Three Months Ended June 30, 2025 $ 95.8 12

Liquidity (millions) As of June 30, 2025 IDACORP(1) Idaho Power Net balance available(2) $ 100.0 $ 400.0 Liquidity Profile (1) Holding company only. (2) IDACORP’s and Idaho Power’s respective $100 million and $400 million revolving credit facilities, expiring in December 2029, net of commercial paper outstanding and amounts identified for other use. As of June 30, 2025, there was no commercial paper outstanding or amounts identified for other use. (3) IDACORP entered into an Equity Distribution Agreement (EDA) on May 20, 2024, pursuant to which it may issue, offer, and sell, from time to time, up to an aggregate gross sales price of $300 million of shares of its common stock through an at-the-market (ATM) offering program, which includes the ability to enter into Forward Sale Agreements (FSAs). During the three months ended June 30, 2025, IDACORP did not issue common stock pursuant to the EDA, including settling previously executed FSAs, nor did it execute any additional FSAs. (4) IDACORP entered into FSAs, independent of the ATM offering program, with forward counterparties on May 8 & 9, 2025. As of June 30, 2025, pursuant to the terms of the FSAs, IDACORP could have settled by physical delivery of 5,180,180 shares to the forward counterparties in exchange for net proceeds of $560.4 million. The FSAs provide for settlement on a date or dates to be specified at IDACORP’s discretion, but which is expected to occur on or prior to November 9, 2026. IDACORP Equity Financing (millions) Remaining as of June 30, 2025 Net Proceeds Available as of June 30, 2025 Settled To-Date At-the-Market Offering Program(3) $ 155.5 $ 143.5 – Forward Sale Agreements(4) – $ 560.4 – Simple long-term debt and common stock capital structure with no holding company debt 13

2025 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Guidance (per diluted share) $ 5.70 – $ 5.85 $ 5.65 – $ 5.85 Idaho Power Additional Amortization of ADITC (millions) No Change $ 60 – $ 77 Idaho Power O&M Expense (millions) No Change $ 465 – $ 475 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No Change $ 1,000 – $ 1,100 Idaho Power Hydropower Generation (millions megawatt-hours) 7.0 – 8.0 7.0 – 8.5 (1) As of July 31, 2025. Assumes normal weather conditions and normal power supply expenses for the remainder of 2025. (2) As of May 1, 2025, the date of filing IDACORP's and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.14

Contact Information John R. Wonderlich Investor Relations Manager (208) 388-5413 JWonderlich@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media